U.S. SECURITIES AND EXCHANGE COMMISSION
                                   Washington, D.C. 20549


                                          FORM 8-K


                                        CURRENT REPORT

                            PURSUANT TO SECTION 13 OR 15(d) OF THE
                               SECURITIES EXCHANGE ACT OF 1934

        Date of Report (date of earliest event reported): March 21, 2006

                                        GAMEZNFLIX, INC.
                       (Exact Name of Company as Specified in Its Charter)

          Nevada                          0-29113               90-0224051
(State or Other Jurisdiction     (Commission File Number)  (I.R.S. Employer
     of Incorporation)                                     Identification No.)

         1535 Blackjack Road, Franklin, Kentucky                 42134
       (Address of Principal Executive Offices)                (Zip Code)

       Company's telephone number, including area code:  (270) 598-0385


            Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2 below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [  ]  Pre-commencement communications pursuant to Rule 14d-
           2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [  ]  Pre-commencement communications pursuant to Rule 13e-
           4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

     On March 22, 2006, the Company entered into a definitive Co-Marketing Agreement with Circuit City Stores, Inc. (see Exhibit 10). In the fourth calendar quarter of 2005, the two companies tested offering the GameZnFlix services at a limited number of Circuit City Superstores and online at circuitcity.com. After concluding the tests, the services will now be expanded under the Co-Marketing Agreement to include Circuit City Superstores across the United States and will continue to be available nationwide on Circuit City's website. The agreement calls for adding locations each month until full deployment is reached prior to the 2006 holiday season.

     The agreement calls for a nationwide rollout of GameZnFlix's service by offering prepaid service cards at each of Circuit City's retail stores. Under the terms of this agreement, the parties will share in the revenue from the sale of Company memberships through Circuit City.

     Attached is a press release issued in connection with this agreement (see Exhibit 99).

ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE
IN FISCAL YEAR

     On March 21, 2006, the Company filed a Certificate of Amendment to Articles of Incorporation with the Nevada Secretary of State (see
Exhibit 3). This amendment, which did not require shareholder approval under the Company's Articles of Incorporation, as amended, increased the authorized common stock of the company to 25,000,000,000 shares.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

Exhibits.

     Exhibits included are set forth in the Exhibit Index pursuant to Item 601of Regulation S-B.

                                 SIGNATURE

     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                       GameZnFlix, Inc.



Dated: March 24, 2006                  By: /s/ John Fleming
                                       John Fleming, CEO

                                EXHIBIT INDEX

Number               Description

3 Certificate of Amendment to Articles of Incorporation, dated March 21, 2006 (filed herewith).

10 Co-Marketing Agreement between the Company and Circuit City Stores, Inc., dated March 22, 2006 (including Exhibit B:
       Rollout Schedule) (excluding Exhibit A: Description of Services and Fee Schedule; Exhibit C: GNF Licensed Marks;
       and Exhibit D: Circuit City Licensed Marks) (filed herewith).

99     Press Release issued by the Company, dated March 24, 2006
       (filed herewith).

                                    EX-3
       CERTIFICATE OF AMENDMENT TO ARTICLES OF INCORPORATION

                        Certificate of Amendment to
                         Articles of Incorporation
                       For Nevada Profit Corporation
      (Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)


1.  Name of corporation: GameZnFlix, Inc.

2. The articles have been amended as follows (provide article numbers, if available):

Article 3 is amended to read as follows:

Number of shares of common stock with par value: 25,000,000,000.

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation have voted in favor of the amendment is: Consent not required under
Article 5.*

4.  Effective date of filing (optional):
_______________________________________________
(must not be later than 90 days after the certificate is filed)

5.  Officer Signature (required): /s/  John Fleming
    John Fleming, Chief Executive Officer

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless of limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit the proper fees may cause this filing to be rejected.

                                  EX-10
                         CO-MARKETING AGREEMENT

                         CO-MARKETING AGREEMENT

THIS AGREEMENT is made this 22nd day of March, 2006 (the "Effective Date") by and between Circuit City Stores, Inc. ("Circuit City"), a Virginia corporation with a principal place of business at 9950 Mayland Drive, Richmond, Virginia 23233, and GameznFlix, Inc. ("GNF"), a Nevada corporation with a principal place of business at 130 W. Kentucky St. Franklin, Kentucky 42134. GNF and Circuit City are hereinafter referred to as "Party" or "Parties" as the context may require.

                                 RECITALS

WHEREAS, GNF operating primarily through its website, www.gameznflix.com (the "GNF Website") rents DVD movies and games to subscribers;

WHEREAS, Circuit City, either directly or through its Affiliates, operates approximately 600 Retail Stores and the Circuit City Website which offer, among other things, computer, electronics, communication and data products and services to the general public; and

WHEREAS, the Parties have been operating under a pilot program agreement and have successfully offered the Services (as defined below) in approximately seventeen (17) Retail Stores; and

WHEREAS, Circuit City and GNF desire for Circuit City to market, promote, sell and solicit orders for the Services through the Circuit City Website and its Retail Stores, subject to the terms and conditions of this Agreement;

NOW, THEREFORE, in consideration of the mutual promises and covenants set forth below, the receipt and sufficiency of which is hereby acknowledged, the Parties hereto agree as follows:

1.  DEFINITIONS.

     1.1 "Affiliate(s)" means an entity that is directly or indirectly owned or controlled, is under the common ownership or control with, or is owned or controlled by the entity with which it is affiliated.

     1.2 "Agreement" means this Agreement, and its Attachments and Exhibits, which are attached hereto and incorporated fully herein.

     1.3  "Circuit City Website" means www.circuitcity.com.

     1.4 "Co-Branded Landing Page" means the web page at www.gameznflix.com that is created and hosted by GNF and is co-branded with the Circuit City Licensed Marks and related materials.

     1.5 "GNF Jewel Case" means an Amaray case that that consumers can purchase in the Retail Stores that will contain a unique live download code good for the first month's rental fees for the Services.

     1.6 "Intellectual Property" means all intellectual property rights world wide, including copyrights, patents, trademarks, service marks, trade names, and trade secrets, and rights of personality and likeness, and all similar rights whether arising by operation of law, contract, license or otherwise.

     1.7 "Marks" means all domain names, trademarks, trade names, service marks, logos and slogans associated with a Party's or that Party's third party licensors' products or services set forth in Exhibit C for GNF and Exhibit D for Circuit City.

     1.8 "Promotional Materials" means advertising and other promotional communications, in any media, directed at potential GNF Subscribers, which describes the Services.

     1.9 "Residual Payment" has the meaning set forth in Section 7.3 and Exhibit A.

     1.10 "Retail Stores" means the Superstores that Circuit City selects, in its sole discretion, to promote and sell the Services.

     1.11 "Revenue Share" has the meaning set forth in Section 7.1 and Exhibit A.

     1.12 "Services" means the GNF subscription services that enable Subscribers to rent DVD movies and games as set forth on Exhibit A. The Services shall also include any other GNF subscription services that the parties subsequently agree to provide under the terms of this Agreement.

     1.13 "Subscriber" means an individual or entity that orders or signs up for any offered Service through a Retail Store or through the Co-Branded Landing Page, or any other method later agreed to by the Parties and made a part of this Agreement, for which Circuit City is entitled to receive compensation hereunder.

     1.14 "Subscriber Information" means personally identifying information about Subscribers or potential Subscribers, such as the names, addresses, usernames, passwords, e-mail addresses of and financial information related to any Subscribers.

     1.15 "Territory" means the United States and as mutually agreed, in writing, by the Parties to this Agreement, other geographic areas.

2.  GENERAL OBLIGATIONS OF THE PARTIES.

     2.1 The obligations and duties of GNF and Circuit City with respect to the establishment and administration of the Joint Marketing Program are stated in this Agreement and the Exhibits hereto.

     2.2 Each Party shall assign an account manager to coordinate the promotional programs with the other Party. If a Party changes the person assigned as the account manager, such Party shall notify the other Party in writing of the name and contact information of such new account manager.

     2.3 Subject to the terms and restrictions set forth in this Agreement, GNF hereby grants Circuit City limited rights to market and promote the Services described in Exhibit A in the manner set forth herein. Circuit City hereby accepts the foregoing and agrees to market and promote the Services described in Exhibit A in the manner set forth herein.

     2.4 GNF shall provide, at no cost to Circuit City, GNF Jewel Cases in sufficient quantities to keep the Retail Stores fully stocked, as reasonably determined by Circuit City.

     2.5 GNF shall be solely responsible for providing Circuit City with information relating to the Services and any promotional offers, including the content of Promotional
Materials. Circuit City agrees to use such information solely in connection with its obligations under this Agreement.

3.  CUSTOMER SERVICE.

     3.1 Circuit City will have no obligation to accept returned GNF Jewel Cases and will not provide refunds to consumers. GNF will be solely responsible for handling all customer return/refund issues. Each GNF Jewel Case will contain a conspicuous disclaimer stating that the product is either
(i) non-refundable or (ii) can only be returned/refunded through GNF along with relevant information, including GNF
Customer Service contact information.

     3.2 GNF shall at all times be solely responsible for providing and maintaining the Services including, but not limited to, billing and customer service. GNF and each GNF Subscriber shall have the right, at any time, to terminate the Services provided to a GNF Subscriber in accordance with the terms and conditions of the then current end user license agreement accompanying the applicable Services.

     3.3 GNF shall be solely responsible for all customer service issues pertaining to the Services, the GNF Jewel Cases and the Co-Branded Landing Page. In the event that Circuit
City becomes aware of customer issues pertaining to the Services, the GNF Jewel Cases or the Co-Branded Landing
Page (i.e. substantial number of Circuit City users contact
Circuit City directly to complain about an aspect of the Services, etc.), Circuit City shall direct consumers to GNF's customer service contacts and promptly notify GNF.

4.  TERM AND TERMINATION.

     4.1 Term. The term of this Agreement shall run from the Effective Date for a period of one (1) year (the "Initial Term"), unless otherwise terminated in accordance with
Section 3.2 (Termination) below. After the Initial Term, this Agreement will automatically renew for additional one
(1) year terms (each a "Renewal Term") unless otherwise terminated in accordance with Section 3.2 (Termination).
The Initial Term and any Renewal Term(s) are collectively referred to herein as the "Term."

     4.2  Termination.

        4.2.1 During the Term, either Party may terminate this Agreement (a) immediately upon written notice to the other Party if the other Party files a petition for bankruptcy or insolvency or has such a petition filed against it that is not dismissed within thirty (30) days, makes a general assignment for the benefit of creditors, becomes generally unable to pay its debts as they become due, suffers or permits the appointment of a receiver, trustee, or custodian for its business or any substantial part of its assets, or becomes subject to any proceeding under any statute of any governing authority relating to insolvency or the protection of rights of creditors, and is thereby rendered substantially unable to perform its material obligations hereunder; or (b) in the event the other
     Party is in material breach, or otherwise is materially in default of any other term, condition or provision of this Agreement, and such breach or default continues for fifteen (15) days after the non-breaching Party gives notice to the breaching Party thereof, then, in addition to all other rights and remedies provided hereunder or at law or equity, the non-breaching party shall have the right to terminate this Agreement in whole or in part without any liability to the breaching Party whatsoever, other than monies not otherwise in dispute and owed to the breaching Party for services rendered during and under the Term of this Agreement.

        4.2.2 Either party may terminate this Agreement with or without cause without liability or obligation upon not less than sixty (60) days notice to the other party.

        4.2.3 Upon the expiration or termination of this Agreement for any reason (a) all licenses granted under this Agreement shall immediately terminate; (b)
     Circuit City shall cease marketing the Services; (c) the Parties shall promptly cease all use of each other's Marks that were licensed by this Agreement (as opposed to Marks that were licensed pursuant to another agreement); (d) all payments that have accrued prior to the termination or expiration shall be payable in full on the later of (i) ninety (90) days following the termination or expiration, or (ii) the date on which the payment would be otherwise due; and
     (e) all rights herein granted shall revert to the granting Party. Except for materials kept for mutually approved archival purposes, each Party shall promptly return to the other Party any and all documents or other media embodying any use of the other Party's Intellectual Property; provided, that if this Agreement is terminated because of an event set forth in 3.2.1 above, the Party responsible for the event (e.g., the breaching Party) shall bear all costs associated with the return of the Parties' respective
     Intellectual Property. Materials retained for archival purposes may not be used for any commercial purpose or distributed and shall be treated as Confidential
     Information.

        4.2.4 All obligations of the Parties under this Agreement which, by their nature, would continue beyond termination, cancellation or expiration of this Agreement, including by way of illustration and not limitation those clauses relating to the obligations of Parties under Sections 1, 3, 4, 8, 10, 11, 13, 19, and
     20 through 26 shall survive such termination, cancellation or expiration. Upon termination or expiration: (i) GNF shall continue to provide Services to Subscribers who subscribed to the Services prior to termination of this Agreement; (ii) both Parties shall pay the respective sums due to the other Party pursuant to this Agreement as part of the final winding up under the Agreement; and (iii) both Parties shall provide reasonable transition if and when the Agreement is terminated.

5.  INTELLECTUAL PROPERTY RIGHTS.

     5.1 Each Party acknowledges that the other Party owns and retains all rights to Intellectual Property associated with such other Party's products and services ("Intellectual Property Rights") and agrees that it will not at any time during or after the Term of this Agreement assert or claim any interest in or do anything that may adversely affect the validity of any Intellectual Property Rights of the other Party (including without limitation any act or assistance to any act which may infringe or lead to the infringement of any Intellectual Property Rights of the other Party). Each Party agrees (i) not to remove or destroy any proprietary markings of the other Party contained in product, service, marketing or sales materials produced pursuant to this Agreement and (ii) to include such proprietary markings where appropriate when referring to the other Party's products or services in product, service, marketing or sales materials produced pursuant to this Agreement.

     5.2  GNF Licensed Marks.

        5.2.1 Subject to the terms and conditions specified in this Agreement, GNF hereby grants to Circuit City (and Circuit City's Affiliates), for the term of this Agreement, a non-exclusive, non-transferable license to use the GNF licensed marks set forth in Exhibit C
     ("the GNF Licensed Marks") exactly as depicted in the graphic configuration or as subsequently modified by GNF. GNF may, in its sole discretion, at any time add to or delete from the GNF Licensed Marks and change the graphic configuration of the GNF Licensed Marks, provided, however that GNF provides Circuit City at least ninety (90) days prior written notice of any such addition, deletion or change to allow Circuit
     City sufficient time to modify Promotional Materials, as necessary.

        5.2.2 Circuit City agrees that the style of use of the GNF Licensed Marks shall be in the form and style conforming to the trademark usage guidelines provided by GNF. Circuit City shall not use any of the GNF
     Licensed Marks as part of its corporate name, trade name, business name or Internet domain name.

        5.2.3 Circuit City shall submit to GNF for review and approval, at least ten (10) business days prior to proposed use, any web pages or other Internet locations, and all marketing, advertising, press releases or other Promotional Materials in which the GNF Licensed Marks are used. GNF shall approve or disapprove such materials at least five (5) business days after its receipt of such materials; GNF will not unreasonably withhold or delay the granting of its approval thereof. Circuit City shall not publish, distribute or use any such web pages or other Internet locations, or any such marketing, advertising, press releases or other Promotional Materials in which the GNF Licensed Marks are used, without the prior written approval of GNF.

        5.2.4 Notwithstanding the foregoing, Circuit City may designate at the time of submission that the requested approval is for multiple/repetitive, identical uses on the same medium. Circuit City may request approval for such multiple/repetitive, identical use through the end of the Initial Term or any Renewal Term of this Agreement, or six (6) months, whichever is less. Such multiple/repetitive, identical use shall be in accordance with this Agreement and shall be subject to revocation by GNF upon written notice to Circuit City.

        5.2.5 Circuit City further acknowledges and agrees that all use of the GNF Licensed Marks by Circuit City and all goodwill developed therefrom shall inure to the benefit of and be on behalf of GNF.

        5.2.6 Circuit City agrees that nothing in this Agreement shall give Circuit City any right, title or interest in or to the GNF Licensed Marks other than the right to use the GNF Licensed Marks in the manner contemplated by this Agreement, and only for so long as this Agreement is in force or as otherwise permitted under this Agreement (unless such GNF
     Licensed Marks are licensed pursuant to a separate agreement).

         5.2.7 Circuit City agrees that it will not utilize the GNF Licensed Marks or any confusingly similar trademarks, service marks, trade names or domain names, except in connection with the activities undertaken in conformance with the Agreement and then only during the term of this Agreement.

        5.2.8 Circuit City agrees that it will not hereafter seek registration of the GNF Licensed Marks or any similar trademarks, service marks, trade names or domain names in its own name or in the name of its Affiliates.

        5.2.9  Infringement.

          5.2.9.1  Circuit City agrees to use commercially
        reasonable efforts to notify GNF promptly of any unauthorized use of the GNF Licensed Marks by others, to the extent Circuit City has actual notice of such use. GNF and its parent and affiliated companies shall have the sole right to engage in infringement or unfair competition proceedings involving the GNF
        Licensed Marks.

          5.2.9.2  GNF shall have the right, but not the
        obligation, to challenge and attempt to
        eliminate each unauthorized use. Circuit City, at GNF' expense, shall reasonably cooperate with GNF in investigating, prosecuting and settling any infringement action instituted by GNF against any person or entity engaging in an unauthorized use. Circuit City, at its own expense, shall have the right to participate with counsel of its own choice in the investigation, prosecution and/or settlement of any such infringement action instituted by GNF.

          5.2.9.3 Any recovery obtained in connection with or as a result of any infringement action contemplated under this section, whether by settlement or otherwise, shall be retained by GNF.

5.3  Circuit City Licensed Marks.

        5.3.1 Subject to the terms and conditions specified in this Agreement, Circuit City hereby grants to GNF (and
     GNF's Affiliates), for the term of this Agreement, a non-exclusive, non-transferable license to use the Circuit City licensed marks set forth in Exhibit D
     ("the Circuit City Licensed Marks") exactly as depicted in the graphic configuration or as subsequently modified by Circuit City. Circuit City may in its sole discretion at any time add to or delete from the Circuit City Licensed Marks and change the graphic configuration of the Circuit City Licensed Marks.

        5.3.2  GNF agrees that the style of use of the Circuit
     City Licensed Marks shall be in the form and style conforming to the trademark usage guidelines and brand identity standards, as provided to GNF in writing.
     GNF shall not use any of the Circuit City Licensed
     Marks as part of its corporate name, trade name, business name or Internet domain name.

        5.3.3 GNF shall submit to Circuit City for review and approval, at least ten (10) business days prior to proposed use, any web pages or other Internet locations, and all marketing, advertising, press releases or other Promotional Materials in which the Circuit City Licensed Marks are used. Circuit City shall approve or disapprove such materials at least five (5) business days after its receipt of such materials; Circuit City will not unreasonably withhold or delay the granting of its approval thereof. GNF shall not publish, distribute or use any such web pages or other Internet locations, or any such marketing, advertising, press releases or other Promotional Materials in which the Circuit City
     Licensed Marks are used, without the prior written approval of Circuit City.

        5.3.4 Notwithstanding the foregoing, GNF may designate at the time of submission that the requested approval is for multiple/repetitive, identical uses on the same medium. GNF may request approval for such multiple/repetitive, identical use through the end of the Initial Term or any Renewal Term of this Agreement, or six (6) months, whichever is less. Such multiple/repetitive, identical use shall be in accordance with this Agreement and shall be subject to revocation by Circuit City upon written notice to GNF.

        5.3.5 GNF acknowledges that Circuit City's affiliate, Circuit City Stores West Coast, Inc. ("CC West
     Coast"), is the sole and exclusive owner of rights in the Circuit City Licensed Marks, undertakes not to challenge the validity of the Circuit City Licensed
     Marks or CC West Coast's registration and ownership of the Circuit City Licensed Marks, and agrees that it will do nothing inconsistent with such ownership.

        5.3.6 GNF further acknowledges and agrees that all use of the Circuit City Licensed Marks by GNF and all goodwill developed therefrom shall inure to the benefit of and be on behalf of CC West Coast.

        5.3.7 GNF agrees that nothing in this Agreement shall give GNF any right, title or interest in or to the Circuit City Licensed Marks other than the right to use the Circuit City Licensed Marks in the manner contemplated by this Agreement, and only for so long as this Agreement is in force or as otherwise permitted under this Agreement (unless such Circuit
     City Licensed Marks are licensed pursuant to a separate agreement).

        5.3.8  GNF agrees that it will not utilize the Circuit
     City Licensed Marks or any confusingly similar trademarks, service marks, trade names or domain names, except in connection with the activities undertaken in conformance with the Agreement and then only during the term of this Agreement.

        5.3.9 GNF agrees that it will not hereafter seek registration of the Circuit City Licensed Marks or any similar trademarks, service marks, trade names or domain names in its own name or in the name of its Affiliates.

        5.3.10  Infringement.

          5.3.10.1 GNF agrees to use commercially reasonable efforts to notify Circuit City promptly of any unauthorized use of the Circuit City Licensed
        Marks by others, to the extent GNF has actual notice of such use. Circuit City and its parent and affiliated companies shall have the sole right to engage in infringement or unfair competition proceedings involving the Circuit
        City Licensed Marks.

          5.3.10.2 Circuit City shall have the right, but not the obligation, to challenge and attempt to eliminate each unauthorized use. GNF, at Circuit City's expense, shall reasonably cooperate with Circuit City in investigating, prosecuting and settling any infringement action instituted by Circuit City against any person or entity engaging in an unauthorized use. GNF, at its own expense, shall have the right to participate with counsel of its own choice in the investigation, prosecution and/or settlement of any such infringement action instituted by Circuit City.

          5.3.10.3 Any recovery obtained in connection with or as a result of any infringement action contemplated under this section, whether by settlement or otherwise, shall be retained by Circuit City.

6.  NATIONAL ROLLOUT.   The Parties agree to expand the Services to
the additional Retail Stores on the schedule set forth on Exhibit B. While the Parties will diligently and in good faith attempt to keep with the schedule set forth on Exhibit B, Circuit City shall ultimately have the right to alter, delay or suspend the rollout if Circuit City deems any such change necessary, in Circuit City's reasonable judgment.

7.  COMPENSATION; REPORTS.

     7.1 For every GNF Jewel Case sold in the Retail Stores, Circuit City shall be entitled to the Revenue Share amount set forth on Exhibit A (the "Revenue Share"). Circuit City shall retain the Revenue Share amount and shall remit the remainder to GNF within thirty (30) days of the end of the month in which such revenue was generated.

     7.2 For every individual that becomes a Subscriber through the Co-Branded Landing Page, Circuit City shall be entitled to the Revenue Share amount set forth on Exhibit A. All
Revenue Share amounts generated through the Co-Branded
Landing Page shall be paid to Circuit City within thirty
(30) days of the end of the month in which such amount was earned.

     7.3 For every individual that becomes a Subscriber through the Co-Branded Landing Page by purchasing a GNF Jewel Case from a Retail Store, Circuit City shall be entitled to a residual payment equal to a percentage of the monthly subscription fee paid by each Subscriber, as more fully set forth on Exhibit A (the "Residual Payment"). The actual dollar amount of the Residual Payment due to Circuit City will vary with the Service plan chosen by the Subscriber. All
Residual Payments shall be paid to Circuit City within thirty (30) days of the end of the month in which such revenue was generated.

     7.4 In conjunction with each payment made under this Agreement, the payor shall provide the payee with a report that contains sufficient information to permit the payee to verify payments hereunder. The Parties may mutually agree as to the format of all such reports.

     7.5 Notwithstanding anything contained in Section 3 above, if at any time and for any reason Circuit City elects to accept a customer return, Circuit City will inform GNF of the returned code(s) contained on the returned GNF Jewel
Case(s), and GNF will determine whether the code(s) was used. If the returned code(s) was not used, GNF will refund to Circuit City GNF's portion of the Revenue Share set forth in Section 7.1 above. All GNF Jewel Cases returned to
Circuit City will be transferred to a Circuit City distribution center and destroyed. At the close of each Circuit City fiscal quarter, Circuit City will generate a report indicating all returns accepted, returned codes, destroyed codes, and amounts owed to Circuit City. GNF will pay all validated returns to Circuit City within thirty (30) days of the end of Circuit City's fiscal the quarter.

8. PUBLICITY. Other than as required by law, neither Party shall issue a press release or similar public announcement of any kind regarding the Parties' relationship established hereunder
without the prior written approval of the other Party.   If any
such disclosures are required by law, they will first be shared with the non-disclosing Party for comment. The disclosing Party will make reasonable efforts to accommodate the requests of the non-disclosing Party with regard to such public disclosures.

9.  REPRESENTATIONS AND WARRANTIES.

     9.1 Circuit City represents and warrants that (a) it has the right, power and authority to enter into this Agreement and fully perform its obligations hereunder; (b) this Agreement does not and will not conflict with any agreement between it and any other party; (c) it has all necessary federal, state and local authorizations to operate and otherwise perform its obligations under this Agreement and will be in compliance with all applicable laws and regulations governing such performance; and (d) Circuit City has the full and exclusive right to grant or otherwise permit GNF to use the Circuit City Marks in accordance with the terms of this Agreement.

     9.2 GNF represents and warrants that (a) it has the right, power and authority to enter into this Agreement and fully perform its obligations hereunder; (b) this Agreement does not and will not conflict with any agreement between it and any other party; (c) it has all necessary federal, state and local authorizations to operate and otherwise perform its obligations under this Agreement and will be in compliance with all applicable laws and regulations governing such performance; (d) GNF has the full and exclusive right to grant or otherwise permit Circuit City to use the GNF Marks in accordance with the terms of this Agreement; (e) it has all licenses and other rights necessary to rent the movies and games offered on its website; and (f) the Services do not and will not infringe, misappropriate or otherwise violate any patent, trademark, trade name, trade secret, copyright or other proprietary right of any third party.

10.  LIMITATION ON LIABILITY.

     10.1 EXCEPT AS EXPRESSLY SET FORTH IN THE AGREEMENT, NEITHER PARTY MAKES, AND EACH PARTY HEREBY SPECIFICALLY DISCLAIMS,
ANY REPRESENTATIONS OR WARRANTIES INCLUDING ANY IMPLIED
WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR
PURPOSE AND IMPLIED WARRANTIES ARISING FROM COURSE OF
DEALING OR COURSE OF PERFORMANCE.

     10.2 EXCEPT FOR A PARTY'S INDEMNIFICATION OBLIGATIONS SET FORTH IN SECTION 11 AND CONFIDENTIALITY OBLIGATIONS SET FORTH IN
SECTION 13 BELOW, NEITHER PARTY SHALL BE LIABLE TO THE
OTHER PARTY, IN WHOLE OR IN PART, FOR LOSS OF REVENUES,
LOSS OF PROFITS, LOSS OF TIME, INCONVENIENCE, LOSS OF USE,
OR ANY OTHER INCIDENTAL, SPECIAL, INDIRECT, PUNITIVE, OR
CONSEQUENTIAL LOSS OR DAMAGE ARISING OUT OF THIS AGREEMENT,
OR THE USE OR PERFORMANCE OF THE SERVICES, IN WHOLE OR IN
PART, EVEN IF ADVISED OF THE POSSIBILITY THEREOF, OR IF
REASONABLY FORESEEABLE, WHETHER IN AN ACTION FOR OR ARISING
OUT OF ALLEGED BREACH OF WARRANTY, ALLEGED BREACH OF
CONTRACT, DELAY, NEGLIGENCE, STRICT TORT LIABILITY OR
OTHERWISE.  THIS CLAUSE SHALL SURVIVE FAILURE OF AN
EXCLUSIVE REMEDY.  THE LIMITATIONS SET FORTH IN THIS
SECTION 10 SHALL NOT AFFECT EITHER PARTY'S RIGHT TO SEEK
INJUNCTIVE RELIEF.

     10.3  WITH THE EXCEPTION OF CIRCUIT CITY'S INDEMNIFICATION
OBLIGATIONS AS SET FORTH IN SECTION 11 (INDEMNIFICATION)
AND CONFIDENTIALITY OBLIGATIONS SET FORTH IN SECTION 13
(CONFIDENTIAL INFORMATION), CIRCUIT CITY'S TOTAL LIABILITY
UNDER THIS AGREEMENT FOR ANY CAUSE SHALL NOT EXCEED $250,000.

11.  INDEMNIFICATION.

     11.1 In connection with GNF' performance under this Agreement, GNF agrees to indemnify, defend and hold harmless Circuit
City, its Affiliates, and their respective representatives, employees, directors, officers, and assigns against any losses, liabilities, lawsuits, penalties, claims or demands
(including all costs, expenses, and attorneys' fees on account thereof) arising out of or in connection with (a) breach of any representation, warranty or covenant herein,
(b) any third party claims for actual or alleged infringement of a third party's intellectual property rights, (c) any third party claim arising out of the sale, resale, use or failure of the Services, including, but not limited to claims for injuries (including death) to persons or damage to real or tangible property that results from GNF' negligent or willful acts or omissions or those of persons furnished by GNF, (d) GNF' actual or alleged breach of any applicable law, statute, order, decree or regulation in performance of its obligations, and (e) any third party claim based upon any marketing material provided by Circuit
City which GNF materially alters and uses without Circuit
City's prior consent in accordance with Section 5.3.3 above. Circuit City agrees to promptly notify GNF of written claims or demands made against Circuit City, which Circuit City has received written notice of, for which GNF is responsible hereunder. Circuit City further agrees to assist GNF in its defense of such claim, at GNF's expense.
GNF shall bear full responsibility for the defense
(including any settlements) of any such claim; provided however, that (i) GNF shall keep Circuit City informed of, and consult with Circuit City in connection with the progress of such litigation or settlement; and (ii) GNF shall not have any right, without Circuit City's written consent, to settle any such claim if such settlement arises from or is part of any criminal action, suit or proceeding or contains a stipulation to or admission or acknowledgment of, any liability or wrongdoing (whether in contract, tort or otherwise) on the part of Circuit City or any Circuit
City Affiliate, or provides for less than a full release of Circuit City. Circuit City shall be entitled to participate in the action with counsel of its choice at its own expense.

     11.2 In connection with Circuit City's performance under this Agreement, Circuit City agrees to indemnify, defend and hold harmless GNF, its Affiliates, and their respective representatives, employees, directors, officers, and assigns against any losses, liabilities, lawsuits, penalties, claims or demands (including all costs, expenses, and attorneys' fees on account thereof) arising out of or in connection with (a) breach of any representation, warranty or covenant herein, (b) Circuit
City's actual or alleged breach of any applicable law, statute, order, decree or regulation in performance of its obligations, and (c) any third party claim based upon any marketing material provided by GNF which Circuit City materially alters and uses without GNF's prior consent in accordance with Section 5.2.3 above. GNF agrees to promptly notify Circuit City of written claims or demands made against GNF, which GNF has received written notice of, for which Circuit City is responsible hereunder. GNF further agrees to assist Circuit City in its defense of such claim, at Circuit City's expense. Circuit City shall bear full responsibility for the defense (including any settlements) of any such claim; provided however, that (i)
Circuit City shall keep GNF informed of, and consult with GNF in connection with the progress of such litigation or settlement; and (ii) Circuit City shall not have any right, without GNF' written consent, to settle any such claim if such settlement arises from or is part of any criminal action, suit or proceeding or contains a stipulation to or admission or acknowledgment of, any liability or wrongdoing
(whether in contract, tort or otherwise) on the part of GNF or any GNF Affiliate, or provides for less than a full release of GNF. GNF shall be entitled to participate in the action with counsel of its choice at its own expense.

12. INSURANCE. GNF shall maintain the following insurance with an insurance carrier authorized to do business in the United States and having a rating of "A-" or better by A.M. Best Company and a Financial Size Category of at least Class VIII: (a) a policy of commercial general liability insurance, covering liability arising from premises, operations, independent contractors, products-completed operations, personal injury, advertising injury and liability assumed under an insured contract, with limits of not less than $2,000,000 each occurrence; (b) commercial auto liability insurance to include all owned, non-owned and hired vehicles, with limits of liability not less than $2,000,000 each accident; and (c) workers compensation insurance to the extent required by law and employer's liability insurance, with limits of at least $1,000,000 each accident/disease; and (d) Property insurance including Property of Others with limits of not less than $2,000,000 each occurrence. All policies except for (c) above shall name
Circuit City Stores, Inc. as an additional insured. All certificates will provide for at least thirty (30) days written notice prior to cancellation of any insurance referred to under this Agreement. A certificate of insurance meeting the above requirements will be delivered to Circuit City upon renewal of the insurance policy and annually thereafter.

13.  CONFIDENTIAL INFORMATION

     13.1 "Confidential Information" means any and all business, technical, customer or third party information (including but not limited to, trade secrets, marketing plans,
financial data, specifications, drawings, sketches, models, samples, computer programs and documentation) provided, disclosed or made accessible by one Party (the "Disclosing Party") to the other (the "Receiving Party") under this Agreement, that is either identified as or would be reasonably understood to be confidential and/or
proprietary.  Confidential Information also includes (a)
any Information that a Party receives, collects, learns of,
or develops in the course of performing its obligations
under this Agreement, including but not limited to
prospective and actual customer's names, addresses,
telephone numbers, email addresses, financial data,
including credit card or banking information, and other
customer information; and (b) the terms and conditions of
this Agreement.   Confidential Information does not include
information that the Receiving Party can clearly establish by written evidence: (a) is or becomes known to the Receiving Party from a third party without an obligation to maintain its confidentiality; (b) is or becomes generally known to the public through no act or omission of the Receiving Party; or (c) is independently developed by the Receiving Party without the use of Confidential Information of the Disclosing Party.

     13.2 Confidential Information will be deemed the exclusive property of the Disclosing Party. The Receiving Party will not: (a) use Confidential Information of the Disclosing
Party for any purpose other than the fulfillment of its obligations under this Agreement; (b) disclose Confidential Information of the Disclosing Party to any third party, without the prior written consent of the Disclosing Party;
(c) make any copies or modifications of Confidential Information of the Disclosing Party without the Disclosing Party's prior written consent, and provided that any authorized copies or modifications will contain the same confidential or proprietary notices or legends, if any, which appear on the original; and (d) reveal, divulge, make known, sell, exchange, lease or in any other way transfer any Confidential Information to any third party.

     13.3 The Receiving Party will: (a) protect and treat all Confidential Information of the Disclosing Party with the same degree of care as it uses to protect its own
Confidential Information of like importance, but in no event with less than reasonable care; and (b) only disclose Confidential Information of the Disclosing Party to its employees and/or agents who have a "need to know" for purposes of this Agreement, provided that the Receiving
Party will notify and inform such employees and/or agents of the Receiving Party's obligations under this Agreement, and the Receiving Party will be responsible for any breach of this Agreement by its employees and/or agents.

     13.4 In the event that the Receiving Party is required to disclose Confidential Information of the Disclosing Party pursuant to law, the Receiving Party will notify the Disclosing Party of the required disclosure with sufficient time for the Disclosing Party to seek relief, will cooperate with the Disclosing Party in taking appropriate protective measures, and will make such disclosure in a fashion that maximizes protection of the Confidential Information from further disclosure.

     13.5 Upon expiration or termination of this Agreement, the Receiving Party will promptly turn over to the Disclosing
Party or, at the Disclosing Party's direction, destroy all Confidential Information of the Disclosing Party, in whole or in part, in whatever format, including any copies.

     13.6 Each Party agrees that monetary damages for breach of its obligations under this Section may not be adequate and that the non-breaching Party will be entitled to injunctive relief with respect thereto.

14. SUBSCRIBER INFORMATION. GNF shall include on the Co-Branded Landing Page a pre-selected "opt-in" box whereby Subscribers may elect to have GNF share Subscriber Information with Circuit
City and a statement that such Subscriber Information, if the Subscriber so elects to share it, will be treated by Circuit
City in accordance with Circuit City's privacy policy. GNF will provide a convenient link to Circuit City's privacy policy on the Co-Branded Landing Page. Upon Circuit City's request, GNF will provide the Subscriber Information of Subscribers who have agreed to the sharing thereof with Circuit City to Circuit City no more often than four (4) times a calendar year and in a form reasonably acceptable to Circuit City. The Subscriber Information shall be jointly owned by both Parties and shall be deemed "Confidential Information" of both Parties for purposes of Section 13 herein.

15. ASSIGNMENT. Neither party may assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of the other, which shall not be unreasonably withheld; provided, however, that nothing herein shall prevent either party from assigning its rights and obligations under this Agreement to an Affiliate, or to an entity that acquires all or substantially all of the assets of such party through a merger, consolidation, or sale, provided further that the assigning party provides notice of such permitted assignment as soon as commercially reasonable.

16. RELATIONSHIP BETWEEN THE PARTIES. The Parties to this Agreement are independent Parties and nothing herein shall be construed as creating an employment relationship between the Parties.
Neither Party is an agent, representative, joint venturer nor partner of the other Party and neither Party shall have any right, power or authority to enter into any agreement for or on behalf of, or incur any obligation or liability, or to otherwise bind, the other Party. The Agreement shall not be interpreted or construed to create an association, agency, joint venture or partnership between the Parties or to impose any liability attributable to such a relationship upon either Party.

17.  FORCE MAJEURE.   Neither Party shall be in default or otherwise
liable for any delay in or failure of its performance under this Agreement if such delay or failure arises by any reason beyond its reasonable control, including any act of God, any acts of the common enemy, the elements, earthquakes, floods, fires, epidemics, riots, failures or delay in transportation, electricity or communications, or any act or failure to act by the other Party or such other Party's employees, agents or contractors; provided, however, that lack of funds shall not be deemed to be a reason beyond a Party's reasonable control. The Parties will promptly inform and consult with each other as to any of the above causes which in their judgment may or could be the cause of a delay in the performance of this Agreement.

18. THIRD PARTY BENEFICIARIES. The provisions of this Agreement are for the sole benefit of the parties hereto and this Agreement confers no rights, benefits or claims upon any person or entity not a party hereto. Third party beneficiaries do not include
GNF Affiliates or Circuit City Affiliates.

19. CHOICE OF LAW. The Parties agree that the substantive laws of the Commonwealth of Virginia, without reference to its principles of conflicts of laws, will be applied to govern, construe and enforce all of the rights and duties of the Parties arising from or relating in any way to the subject matter of this Agreement. THE PARTIES KNOWINGLY AND VOLUNTARILY WAIVE ANY RIGHT TO TRIAL BY JURY IN ANY JUDICIAL PROCEEDING INVOLVING ANY MATTER ARISING OUT OF, OR RELATED TO, THIS AGREEMENT.

20. AUDIT RIGHTS. Both Parties shall create and maintain sufficient books, records and accounts related to this Agreement according to generally accepted accounting practices. No more than once per year during the Term and one (1) year thereafter, each Party shall have the right at any time, upon no less than thirty (30) days advanced written notice to the other Party, at its own expense, at a mutually agreeable time and date, to examine and audit the other Party's books and records relating to the Parties' obligations hereunder. As a condition of such audit, all persons participating in such audit must agree to the other Party's then-standard confidentiality agreement. In the event that any such examination or audit reveals an underpayment of amounts due to one Party, the other Party shall promptly pay any amounts owed, and in the event such underpayment exceeds fifteen percent (5%) of the amounts due, such Party shall reimburse the other Party for the reasonable and documented actual costs of such audit.

21. NOTICES. All notices, authorizations, and requests required or desired to be given or made in connection with this Agreement will be in writing, given by certified or registered mail
(return receipt requested), or by nationally recognized overnight courier (charges prepaid), and addressed as follows
(or to such other address as the Party to receive the notice or request so designates by notice to the other):

To GNF:

GameznFlix, Inc.
130 W. Kentucky Street
Franklin, Kentucky 42134
Attn: Donald "Chip" Gallent
Phone: 270-598-0385
Facsimile: 270-778-0025

To Circuit City:
Circuit City Stores, Inc.
Attn: Director of Online Content
9950 Mayland Drive
Richmond, Virginia 23233

with a copy to:

Circuit City Stores, Inc.
Attn:  Legal Department
9950 Mayland Drive
Richmond, Virginia 23233
Phone: 804-527-4000
Facsimile: 804-418-8248

Notice shall be deemed effective upon actual delivery.

22. SEVERABILITY. In the event that one or more of the provisions contained herein shall, for any reason, be held unenforceable in any respect, such unenforceability shall not affect any other provision of this Agreement, and this Agreement shall then be construed as if such unenforceable provision(s) did not exist.

23. WAIVER. Failure by either Party to enforce any provision of this Agreement shall not be deemed a waiver of future enforcement of that or any other provision. The waiver by a Party of any default hereunder shall not be deemed to be a waiver of subsequent defaults of the same or different kind.

24. INTERPRETATION. This Agreement shall be fairly interpreted in accordance with its terms and without any construction in favor of or against either Party. The headings and captions are included for reference purposes only and do not affect the interpretation of the provisions hereof. The captions in this Agreement are for convenience of reference only and shall not limit or otherwise affect any of the terms or provisions hereof. Use of the words "herein", "hereof", "hereto" and the like in this Agreement refer to this Agreement as a whole and not to any particular Article, Section or provision of this Agreement, unless otherwise noted. When the context requires, the number of all words includes the singular and plural.

25. COUNTERPARTS. This Agreement may be executed in counterparts, each of which shall be deemed an original and which together shall constitute one instrument. This Agreement may be executed by facsimile, and each facsimile signature shall be deemed to constitute a valid and binding signature of the executing party.

26. ENTIRE AGREEMENT. This Agreement and its Attachments and Exhibits shall constitute the entire agreement between the Parties hereto with respect to the subject matter hereof and all previous agreements relating thereto shall be null and void unless specifically incorporated herein. This Agreement may not be amended, modified or rescinded except by a writing executed by both Parties hereto.


IN WITNESS WHEREOF, the Parties have executed this Agreement, by their authorized representatives, as of the date written above.

CIRCUIT CITY STORES, INC.              GAMEZNFLIX, INC.



By: /s/  Doulgas T. Moore              By: /s/  Donald "Chip" Gallent
Name: Doulgas T. Moore                 Name: Donald "Chip" Gallent
Title:  Executive Vice President       Title: President and Director

                                  EXHIBIT B

                                ROLLOUT SCHEDULE

MONTH              STATES                             STORE COUNT

May      ME , MA, RI, NH, VT, CA                           103
June     WV, NC, TN, KY, MS, OH, WY, ID, UT, AZ,  NM        98
July     CO, GA, FL, AL, SC                                105
August   MO, KS, NE, LA, AR, OK, TX,                        88
September CT, NY, NJ, PA, DE,                               89
October  VA, MD, IN, MI, OR, WA, HI                         97
November WI, MN, IL                                         47

                                               TOTAL:      627


                                  EX-99
                              PRESS RELEASE

GameZnFlix Movie and Game Rental Service to be Rolled Out Nationwide in Circuit City Stores


Franklin, Ky., March 24, 2006 --GameZnFlix, Inc., an online provider of DVD movies and video games for rent or purchase, today announced a definitive co-marketing agreement with Circuit City Stores, Inc.

In the fourth calendar quarter of 2005, the two companies tested offering the GameZnFlix services at a limited number of Circuit City Superstores and online at circuitcity.com. After concluding the tests, the services will now be expanded to include Circuit City Superstores across the United States and will continue to be available nationwide on Circuit City's website.

"We want to offer a variety of products and services to our customers and the GameZnFlix's program allows our customers to experience the convenience of renting both movies and games through the mail," said Bill Cimino, director of corporate communications for Circuit City.

The agreement calls for a rollout of GameZnFlix's service by offering prepaid service cards at each of Circuit City's Superstores. The agreement calls for adding between 45 and 110 locations each month until full deployment is reached prior to the 2006 holiday season. Financial terms of the agreement are not being disclosed.

"This relationship is a win-win for both companies," said John Fleming, chairman and chief executive officer of GameZnFlix, Inc. "Circuit City continues to prove to be one of the top destinations for movie-lovers and video gamers alike and by co-marketing with GameZnFlix, Circuit City can continue to fulfill its customers' needs by adding our rental services to its product line."

About Circuit City Stores, Inc.

Circuit City Stores, Inc. is a leading specialty retailer of consumer electronics. At February 28, 2006 the domestic segment operated 626 Superstores and five other locations in 157 U.S. media markets. At February 28, 2006 the international segment operated through 954 retail stores and dealer outlets in Canada. Circuit City also operates Web sites at www.circuitcity.com and at www.thesourcecc.ca.

About GameZnFlix, Inc.

GameZnFlix is a company that offers video games/DVDs for rental or purchase on the Internet with access to over 40,000 titles. With four different membership levels beginning at $8.99 a month to annual membership with an average price of $20.75 per month, subscribers can rent a combination of both video games and/or DVD movies with no late fees or due dates or members can purchase video games and/or DVD movie titles at a membership discount.

Certain statements in this news release may contain forward-looking information within the meaning of Rule 175 under the Securities Act of 1933 and Rule 3b-6 under the Securities Exchange Act of 1934, and are subject to the safe harbor created by those rules. All statements, other than statements of fact included in this release, including, without limitation, statements regarding potential future plans and objectives of the company, are forward-looking statements that involve risks and uncertainties. There can be no assurance that such statements will prove to be accurate and actual results and future events could differ materially from those anticipated in such statements. Technical complications that may arise could prevent the prompt implementation of any strategically significant plan(s) outlined above. The company cautions that these forward looking statements are further qualified by other factors including, but not limited to those set forth in the company's Form 10-KSB filing and other filings with the United States Securities and Exchange
Commission (available at http://www.sec.gov/). The company undertakes no obligation to publicly update or revise any statements in this release, whether as a result of new information, future events or otherwise.

Contacts:

Investor Relations
GameZnFlix, Inc.
270-598-0385
invrel@gameznflix.com